United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________
FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER ITEMS

During the period November 1, 2009 through June 18, 2010, Urstadt Biddle Properties Inc. (“the Company”), acquired in separate transactions two properties consisting of approximately 258,000 square feet of gross leasable area (“GLA”) and equity and debt investments in two more properties totaling 443,000 in gross leasable area, together (the "Acquisitions") for an aggregate investment of approximately $68.3 million.  Set forth in Item 9.01 are audited financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to a majority of Acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.

On May 12, 2010, the Company, through a wholly owned subsidiary, acquired the New Milford Plaza Shopping Center, a 231,000 square foot grocery anchored shopping center in New Milford, Connecticut, located in Litchfield County (“the New Milford Property”) for $22.5 million, inclusive of closing costs,, from GRE New Milford LLC (“New Milford Seller”).  There is no relationship between any Director or Officer of the Company and the New Milford Seller.  At the closing of the transaction the Company assumed a mortgage on the property held by John Hancock Life Insurance Company valued at approximately $9.2 million.  The mortgage matures on January 1, 2013 with a fair market value interest rate of 3.9%.  The Company’s cash investment of $13.8 million was funded with available cash and a $13.2 million borrowing on its unsecured line of credit.

In addition, on June 18, 2010, the Company purchased, through a wholly-owned subsidiary, a general partnership interest that equates to a 9.667% equity interest in the limited partnership which owns the Midway Shopping Center (“Midway”) in Scarsdale, New York for a purchase price of $5.98 million, excluding closing costs, from the Milton Axelfield Trust (“Midway Seller”).  There is no relationship between any Director or Officer of the Company and the Midway Seller.  UBP also made an additional investment in Midway in the form of an unsecured loan (“Midway Loan”) to the partnership in the approximate amount of $11.6 million which the partnership used to repay a second mortgage and unsecured loan. The Midway Loan matures in January 2013 and requires monthly payments of interest only at the per annum rate of 5.75%.  The Company completed the acquisition with available cash and a $17.45 million borrowing under its unsecured line of credit.

Material Factors Considered by the Company:

New Milford Property:

Market and Competition:

Prior to acquiring the New Milford Property, the Company considered general regional and local economic market conditions and the Property's competitive posture within that market.

The New Milford Property acquired is a shopping center located in the Town of New Milford, Litchfield County, Connecticut. The Property contains 231,000 square feet of GLA and is situated on 22 acres of land. At June 1, 2010 the Property was 90% leased to ten tenants whose primary businesses are the sale of retail products, goods and services.

The New Milford property was built in 1970 (renovated in the 1990’s), is located immediately alongside Route 7 (Danbury Road) and is well situated at a signalized intersection that captures car traffic heading north from I-84 to the residential and recreational destinations to the north and along Candlewood Lake. Within 3 miles, the average household income is nearly $85,000 which grows to over $95,000 within 5 miles.  There are approximately 40,000 people within 5 miles and 120,000 people within 10 miles of the property, which does not include an affluent summertime crowd that utilizes the various recreational facilities available at nearby Candlewood Lake.  For these people and other seasonal residents who have homes in Litchfield County, Route 7 is the only route to get to the next closest shopping areas which are much further away in Danbury or Torrington.

Tenants:

The property's largest tenants are Wal-Mart, a national retail chain occupying 105,000 square feet (45.4% of the property's GLA) and Stop & Shop, a subsidiary of Ahold Corporation, a national retail grocery chain occupying 73,000 square feet (31.4% of the Property's GLA). No other tenant leases more than 6% of the property's GLA.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property, and percentage of gross sales rent.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)

Year:
2010	1	2,500	$25,000	1.8%
2011	-	-	-	-
2012	2	15,000	184,000	13.3%
2013	3	112,000	610,000	44.1%
2014	-	-	-	-
2015	3	4,800	79,000	5.7%
Thereafter	1	73,000	485,000	35.1%
	10	207,300	$1,383,000	100.0%

(1) Based on 2010 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the Property (including land) is approximately $22,500,000. For federal income tax purposes, the Property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Property are anticipated to be approximately $305,000 for the 2010 tax year.

Property Management:

The Company manages the Property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the New Milford Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Midway Property:

Market and Competition:

Prior to acquiring an approximate 10% equity interest in the limited partnership that owns Midway and investing an additional $11.6 million in the form of an unsecured loan to Midway, the Company considered general regional and local economic market conditions and Midway’s competitive posture within that market.  In addition, the Company considered the overall leverage levels of Midway in making the unsecured loan.  Midway currently has a first mortgage payable in the approximate amount of $14 million which bears interest at approximately 6% and is due on January 1, 2013.  Midway is a shopping center located in Scarsdale, Westchester County, New York. The property contains 247,000 square feet of GLA and is situated on 14 acres of land. At June 1, 2010, the property was 87% leased to sixteen tenants whose primary businesses are the sale of retail products, goods and services.

Midway is located on Central Avenue in Scarsdale, Westchester, County, New York, one of the highest areas of retail concentration in Westchester County. The retail market of Central Avenue is dense with many other shopping centers and free standing retailers and, although competitive, this concentration generates large amounts of retail traffic and potential customers. The surrounding area of Scarsdale, Greenburgh and Ardsley has a dense residential population.

The property was built in 1957.  The population within five miles of the property is approximately 348,000 with a median household income of approximately $82,000 per annum.

Tenants:

The property's largest tenants are a ShopRite Supermarket, a national retail grocery chain occupying 69,000 square feet (28% of the property's GLA) and Simply Amazing, a national discount clothing retailer occupying 24,000 square feet (10% of GLA).  No other tenant leases more than 5% of the property's GLA.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property and percentage of gross sales rent.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)
2011	1	550	$11,000	0.21%
2012	2	1,000	109,000	2.11%
2013	2	4,500	124,000	2.40%
2014	5	55,800	1,269,000	24.56%
2015	3	29,000	605,000	11.71%
2016	3	16,300	729,000	14.11%
2017	3	11,900	572,000	11.07%
2018	1	8,090	295,000	5.71%
2019	2	4,400	135,000	2.61%
Thereafter	4	83,600	1,318,000	25.51%
	26	215,140	$5,167,000	100.0%

(1) Based on 2010 annualized base rents.

Accounting Considerations:

Because the Company is deemed to have significant influence but does not control Midway, the Company will record its 10% equity investment in accordance with the equity method of accounting and will not consolidate the accounts of Midway.  Under the equity method of accounting the Company will record its initial $6 million investment at cost and subsequently adjust the value for its share of the net earnings of Midway and reduce its investment for any distributions it receives.

Property Taxes:

The annual real estate taxes of the Property are approximately $1.7 million for the 2010 tax year.

Property Management:

The Company will manage Midway directly beginning August 1, 2010.  The Company will also be the primary leasing agent and receive fees standard for the industry.

After reasonable inquiry, the Company is not aware of any other material factors relating to its investment in Midway that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
(b)	Pro Forma Financial Information
(c)	Exhibits

23.1                 Consent of Independent Auditor

URSTADT BIDDLE PROPERTIES INC.
TABLE OF CONTENTS

Item 9.01

Financial Statements and Exhibits

(a)	Financial Statements	Page

	New Milford Plaza Shopping Center:

	Independent Auditors’ Report	7

	Statement of Revenues and Certain Expenses of The New Milford Plaza Shopping Center For the Year Ended December 31, 2009 (Audited) and For the Six Months Ended June 30, 2010 (Unaudited)	8

	Notes to Statement of Revenues and Certain Expenses of New Milford Plaza Shopping Center	9

	Midway Shopping Center, L.P.:

	Independent Auditors’ Report	11

	Statement of Revenues and Certain Expenses of Midway Shopping Center, L.P. For the Year Ended December 31, 2009 (Audited) and For the Six Months Ended June 30, 2010 (Unaudited)	12

	Notes to Statement of Revenues and Certain Expenses of Midway Shopping Center, L.P.	13

(b)	Pro Forma Financial Information (Unaudited)	15

	Pro Forma Consolidated Balance Sheet as of April 30, 2010	16

	Pro Forma Consolidated Statement of Income For the year ended October 31, 2009	17

	Notes to Unaudited Pro Forma Financial Information	18

	Pro Forma Consolidated Statement of Income For the six months ended April 30, 2010	19

	Notes to Unaudited Pro Forma Financial Information	20

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as New Milford Plaza Shopping Center, (the “Property”) for the year ended December 31, 2009 (the “Historical Summary”).  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenues and Certain Expenses of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
July 15, 2010

NEW MILFORD PLAZA SHOPPING CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Six Month Period Ended June 30, 2010	For the Year Ended December 31, 2009
	(Unaudited)

REVENUES:
Base rents	$750	$1,477
Percentage rent	128	256
Escalations	300	599
	1,178	2,332

CERTAIN EXPENSES:
Real estate taxes	153	303
Maintenance and repairs	52	112
Insurance	28	46
Utilities	66	76
General and administrative	10	19
	309	556

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$869	$1,776

The accompanying notes are an integral part of this financial statement.

NEW MILFORD PLAZA SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.           BUSINESS AND ORGANIZATION

New Milford Plaza Shopping Center (the "Property") is a retail property located in the Town of New Milford, Litchfield County, Connecticut. The Property was owned by GRE New Milford, LLC, a Delaware Limited Liability Company. The Property has an aggregate gross leasable area (“GLA”) of approximately 231,000 square feet.

On May 12, 2010, the Property was acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Statement of Revenue and Certain Expenses (“Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Property's cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents, percentage rents and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued. Percentage rent is recognized when a specific tenant's sales breakpoint is achieved.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Company has evaluated subsequent events through July 15, 2010, the date on which the Historical Summary was available to be issued.

3.           LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2009 are as follows (in thousands):

Year Ending December 31,

2010	$1,293
2011	1,346
2012	1,246
2013	659
2014	603
Thereafter	3,841
$8,988

Minimum rentals above do not include recoveries of operating expenses and real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain expenses as escalations and percentage rent revenues.

For the year ended December 31, 2009, percentage rent income of $256,000 represents percentage rent received from one tenant who leases more than 10% of the Property's GLA.

For the year ended December 31, 2009, base rent includes approximately $485,000 (32% of total base rent in 2009) received from a tenant who currently occupies 73,000 square feet of space and $496,000 (34% of total base rent in 2009) received from a tenant who currently occupies 105,000 square feet of space.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Midway Shopping Center L.P., (the “Property”) for the year ended December 31, 2009 (the “Historical Summary”).  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenues and Certain Expenses of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
July 15, 2010

MIDWAY SHOPPING CENTER, L.P.
STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Six Month Period Ended June 30, 2010	For the Year Ended December 31, 2009
	(Unaudited)

REVENUES:
Base rents	$2,168	$4,164
Escalations	877	1,839
Other	39	132
	3,084	6,135

CERTAIN EXPENSES:
Real estate taxes	845	1,643
Maintenance and repairs	442	836
Insurance	25	49
Utilities	91	150
General and administrative	125	381
	1,528	3,059

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,556	$3,076

The accompanying notes are an integral part of this financial statement.

MIDWAY SHOPPING CENTER L.P.
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.           BUSINESS AND ORGANIZATION

Midway Shopping Center L.P. (the "Property") is a retail property located in Scarsdale, Westchester County, New York.  The Property has an aggregate gross leasable area (“GLA”) of approximately 247,000 square feet.

On June 18, 2010, Urstadt Biddle Properties Inc, a real estate investment trust, (the “Company”) acquired a 9.667% equity interest in the limited partnership which owns the Property.  In addition, on June 18, 2010 the Company also made an unsecured loan to the limited partnership that owns the Property in the amount of $11.6 million.  The loan requires payments to the Company of interest only at the rate of 5.75% per annum and matures on January 1, 2013.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Statement of Revenue and Certain Expenses (“Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Property's cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents, and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Company has evaluated subsequent events through July 15, 2010, the date on which the Historical Summary was available to be issued.

3.           LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2009 are as follows (in thousands):

Year Ending December 31,

2010	$4,412
2011	4,928
2012	4,994
2013	5,318
2014	4,227
Thereafter	24,292
$48,171

Minimum rentals above do not include recoveries of operating expenses and real estate taxes.  Such amounts are reflected in the statement of revenues and certain expenses as escalations revenue.

For the year ended December 31, 2009, base rent includes approximately $465,000 (11.2% of total base rent in 2009) received from a tenant who currently occupies 10,7667 square feet of space and $431,000 (10.4% of total base rent in 2009) received from a tenant who currently occupies 11,000 square feet of space.

ITEM 9.01 (b)                                PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of New Milford Plaza Shopping Center (“New Milford Property”) on May 12, 2010, and the purchase of a 9.667% equity investment and an $11.6 million debt investment in the Midway Shopping Center L.P. (“Midway”) on June 18, 2010 by Urstadt Biddle Properties Inc. (the “Company”) (together , the “Acquisition Transactions”).

The Pro Forma Consolidated Balance Sheet as of April 30, 2010 and the Pro Forma Consolidated Statement of Income for the year ended October 31, 2009 and the six months ended April 30, 2010 have been prepared to reflect the Acquisition Transactions and the adjustments described in the accompanying notes. The historical financial statements of the properties are for the year ended December 31, 2009 and the six months ended June 30, 2010.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the Acquisition Transactions occurred on April 30, 2010.  The pro forma consolidated statement of income for the year ended October 31, 2009 was prepared assuming the purchases occurred on November 1, 2008. The pro forma consolidated statement of income for the six months ended April 30, 2010 was prepared assuming the purchases occurred on November 1, 2009.  The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of April 30, 2010 or what the actual results would have been assuming the acquisition transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF APRIL 30, 2010
(UNAUDITED)
(in thousands)

	Company Historical	(a)	Pro Forma Adjustments		Company Pro Forma
ASSETS

Real Estate Investments:

Core properties - at cost	$575,841		$22,900	(b)	$598,741
Non-core properties - at cost	1,383		-		1,383
Less: accumulated depreciation	(111,129)		-		(111,129)
	466,095		22,900		488,995
Mortgage Notes Receivable	1,131		-		1,131
Loan Receivable	-		11,600	(b)	11,600
Unconsolidated Joint Ventures	7,183		6,000	(b)	13,183
	474,409		40,500		514,909

Cash and cash equivalents	1,505		(689)	(b)	816
Restricted cash	857		-		857
Marketable securities	1,097		-		1,097
Tenant receivables	21,117		-		21,117
Prepaid expenses and other assets	4,827		-		4,827
Deferred charges, net of accumulated amortization	4,642		-		4,642
Deposits on real estate investments	1,157		-		1,157
Total Assets	$509,611		$39,811		$549,422

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Bank loans	$13,300		$30,650	(b)	$43,950
Mortgage notes payable	110,212		9,161	(b)	119,373
Accounts payable and accrued expenses	1,735		-		1,735
Deferred officers' compensation	265		-		265
Other liabilities	11,277		-		11,277
Total Liabilities	136,789		39,811		176,600

Redeemable noncontrolling interests	8,241		-		8,241

Redeemable Preferred Stock	96,203		-		96,203

Commitments and Contingencies

Stockholders' Equity:
7.5% Series D Senior Cumulative Preferred Stock	61,250		-		61,250
Common Stock	84		-		84
Class A Common Stock	183		-		183
Additional paid in capital	263,597		-		263,597
Cumulative distributions in excess of net income	(56,687)		-		(56,687)
Accumulated other Comprehensive income	(49)		-		(49)
Total Stockholders' Equity	268,378		-		268,378
Total Liabilities and Stockholders' Equity	$509,611		$39,811		$549,422

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED OCTOBER 31, 2009
(UNAUDITED)
(in thousands, except per share data)

	Company Historical	(a)	New Milford Property	(b)	Midway		Pro Forma Adjustments		Company Pro Forma
Revenues	$83,233		$2,315		$-		$17 200	(c) (k)	$85,765

Expenses
Property Expenses	26,328		698		-		(142)	(h)	26,884
Interest	6,695		533		-		(173 616)	(i) (d)	7,671
Depreciation and Amortization	15,366		-		-		461 167	(e) (j)	15,994
General and Administrative	6,350		-		-		-		6,350
Directors Fees	292		-		-		-		292
Total Operating Expenses	55,031		1,231		-		929		57,191

Operating Income	28,202		1,084		-		(712)		28,574

Non Operating Income (Expense)
Equity in Earnings (Loss) of Unconsolidated Joint Venture	-		-		50	(g)	-		50
Interest Income	-		-		-		667	(f)	667
Minority Interest	(459)		-		-		-		(459)

Income from Continuing Operations	27,743		1,084		50		(45)		28,832
Preferred Stock Dividends	(13,094)		-		-		-		(13,094)
Net Income Applicable to Common
and Class A Common Stockholders	$14,649		$1,084		$50		$(45)		$15,738

Basic Earnings Per Share
Per Common Share:	$0.55								$0.59
Per Class A Common Share:	$0.60								$0.65
Diluted Earnings Per Share
Per Common Share:	$0.54								$0.58
Per Class A Common Share:	$0.59								$0.64
Weighted Average Shares :
Basic Earnings Per Share
Common Shares	7,069								7,069
Class A Common Shares	17,910								17,910
Diluted Earnings Per Share
Common Shares	7,392								7,392
Class A Common Shares	18,026								18,026

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a)	Derived from the Company's unaudited financial statements at April 30, 2010.

(b)
Reflects the pro forma acquisition of the New Milford Property valued at $22,900,000 and the assumption of a mortgage note payable valued at $9,161,000 with a fair market value interest rate of 4% per annum.  In addition it reflects the purchase of a 9.667% equity interest in Midway for $6,000,000.  In addition the Company made an unsecured loan to the Midway in the amount of $11,600,000.  The Company utilized cash and cash equivalents of $689,000, with the balance of the investment funded with a $30,650,000 borrowing on the Company's unsecured revolving credit line.  The Company intends to account for the acquisition of the New Milford Property in accordance with Accounting Standards Codification (“ASC”) Section 805 “Business Combinations” and as a result the Company is currently in the process of analyzing the fair value of in-place leases and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change. The Company will include the accounts of the New Milford Property in its consolidated financial statements.  The Company intends to account for its equity investment in the Midway Partnership under the equity method of accounting as it exercises significant influence but does not control the partnership.  The Company will record its loan to Midway at cost and make the appropriate market value disclosures in accordance with ASC Section 825 “Financial Instruments”.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR ENDED OCTOBER 31, 2009:

(a)	Derived from the Company's audited financial statements for the year ended October 31, 2009.

(b)	Reflects revenues and operating expenses as reported by New Milford Property for the year ended December 31, 2009.

(c)	Reflects the pro forma adjustment to record operating rents on a straight line basis.

(d)
Reflects pro forma interest on credit line borrowings of $30.7 million as if the borrowings were made on November 1, 2008. Interest on the credit line borrowings is at variable rate using a weighted average rate of 2.0% outstanding during the period.

(e)
Reflects depreciation expense for the year ended October 31, 2009 for New Milford Property based on a 39 year estimated useful life for the property's building and improvements using a cost basis of $17,966,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

(f)	Reflects interest income on the $11.6 million unsecured loan to Midway which earns interest at the rate of 5.75% per annum.

(g)	Reflects the Company’s equity in earnings of Midway for year ended October 31, 2009 based on the earnings of Midway for the 12 months ended December 31, 2009.

(h)	Reflects adjustment of management related costs from the New Milford Property that will not continue after the purchase.

(i)	Represents a reduction in interest expense as a result of recording the mortgage assumed on the acquisition of the New Milford Property at the fair market value interest rate of 4% per annum.

(j)
Represents the annual charge for depreciation expense for the excess of the cost paid for the Company’s 9.667% share of the equity in the limited partnership that owns Midway over the Company’s share of Midway’s net book value.

(k)	Represents the annual charge for management fees on Midway.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED APRIL 30, 2010
(UNAUDITED)
(in thousands, except per share data)
	Company Historical	(a)	New Milford Property	(b)	Midway	Pro Forma Adjustments		Company Pro Forma
Revenues	$41,797		$1,169			$9 100	(c) (k)	$43,075

Expenses
Property Expenses	13,965		380		-	(71)	(h)	14,274
Interest	3,622		263		-	300 (83)	(d) (i)	4,102
Depreciation and Amortization	7,177		-		-	230 84	(e) (j)	7,491
General and Administrative	3,527		-		-	-		3,527
Acquisition Costs	156		-		-	-		156
Directors Fees	174		-		-	-		174
Other Expense	449							449
Total Operating Expenses	29,070		643		-	460		30,173
Operating Income	12,727		526		-	(351)		12,902
Non Operating Income (Expense)
Equity in Earnings (Loss) of Unconsolidated Joint Venture	-		-		55	-		55
Interest Income	-		-		-	333	(f)	333
Net Income Attributable to Noncontrolling Interests	(154)		-		-	-		(154)
Income from Continuing Operations	12,573		526		55	(18)		13,136
Preferred Stock Dividends	(6,547)		-		-	-		(6,547)
Net Income Applicable to Common
and Class A Common Stockholders	$6,026		$526		$55	$(18)		$6,589

Basic Earnings Per Share From
Continuing Operations:
Per Common Share:	$0.22							$0.25
Per Class A Common Share:	$0.25							$0.27
Diluted Earnings Per Share from
Continuing Operations:
Per Common Share:	$0.22							$0.24
Per Class A Common Share:	$0.24							$0.26
Weighted Average Shares :
Basic Earnings Per Share
Common Shares	7,100							7,100
Class A Common Shares	17,939							17,939
Diluted Earnings Per Share
Common Shares	7,530							7,530
Class A Common Shares	18,051							18,051

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE SIX MONTHS ENDED APRIL 30, 2010:

(a)	Derived from the Company's unaudited financial statements for the six months ended April 30, 2010.

(b)
Based on six months of revenues and operating expenses as reported by New Milford Property for the period ended June 30, 2010 for the purpose of inclusion in the Company’s six month pro-forma operating results for the six months ended April 30, 2010.

(c)	Reflects the pro forma adjustment to record operating rents on a straight line basis.

(d)
Reflects pro forma interest on credit line borrowings of $30.7 million as if the borrowings were made on November 1, 2009. Interest on the credit line borrowings is at variable rate using a weighted average rate of 2.0% outstanding during the period.

(e)
Reflects depreciation expense for the six months ended April 30, 2010 for New Milford Property based on a 39 year estimated useful life for the property's building and improvements using a cost basis of $17,966,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

(f)	Reflects six months interest income on the $11.6 million unsecured loan to Midway which earns interest at the rate of 5.75% per annum.

(g)	Reflects the Company’s equity in earnings of Midway for the six months ended April 30, 2010 based on the earnings of Midway for the six months ended June 30, 2010.

(h)	Reflects adjustment of management related costs from the New Milford Property that will not continue after the purchase.

(i)	Represents a reduction in interest expense as a result of recording the mortgage assumed on the acquisition of the New Milford Property at the fair market value interest rate of 4% per annum.

(j)
Represents the six month charge for depreciation expense for the excess of the cost paid for the Company’s 9.667% share of the equity in the limited partnership that owns Midway over the Company’s share of Midway’s net book value.

(k)	Represents the six month charge for management fees on Midway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    URSTADT BIDDLE PROPERTIES INC.
    (Registrant)

Date: July 19, 2010                                   By:  /s/ John T. Hayes

    John T. Hayes
    Senior Vice President and
    Chief Financial Officer

Exhibit Index

Exhibit No	Description
23.1	Consent of Independent Auditor